Exhibit 99.2 INVESTOR PRESENTATION May 2018

FORWARD-LOOKING STATEMENTS Some of the statements in this presentation constitute “forward-looking statements” about Sunoco LP (“SUN”, “we”, “our, and “us”) that involve risks, uncertainties and assumptions, including, without limitation, the expected future performance of SUN (including expected results of operations and financial guidance), and SUN’s future financial condition, operating results, strategy and plans. These forward-looking statements generally can be identified by use of phrases such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “forecast” or other similar words or phrases in conjunction with a discussion of future operating or financial performance. Descriptions of SUN’s and its affiliates’ objectives, goals, targets, plans, strategies, costs, anticipated capital expenditures, expected cost savings, potential acquisitions and related financial projections are also forward-looking statements. These statements represent present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements involve risks and uncertainties and are qualified by important factors that could cause actual events or results to differ materially from those expressed or implied in any such forward-looking statements. For a discussion of these factors and other risks and uncertainties, please refer to SUN’s filings with the Securities and Exchange Commission (the “SEC”), including those contained in SUN’s 2017 Annual Report on Form10-K and Quarterly Reports on Form10-Q which are available at the SEC’s website at www.sec.gov. This presentation includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is provided in this presentation. We define EBITDA as net income before net interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA to reflect certain other non-recurring and non-cash items. Investor Relations Contact Information: Scott Grischow Derek Rabe, CFA Senior Director, Treasury & Investor Relations Senior Analyst, Investor Relations & Finance (214) 840-5660 (214) 840-5553 scott.grischow@sunoco.com derek.rabe@sunoco.com 2

LAYING THE FOUNDATION FOR THE FUTURE ● Executed business transformation • Divested the majority of company-operated retail sites to 7-Eleven • Includes ~2 billion gallons sold under 15-year, take-or-pay fuel supply agreement that grows an additional 500 million gallons over four years • Converted 207 West Texas company-operated retail sites to our commission agent channel • Retained material fuel distribution income and stable rental income • Completed refinancing and equity repurchase initiatives • Extended maturity profile by approximately four years and lowered cost of fixed rate debt by approximately 100 basis points • Reduced debt by over $2 billion • Refinanced $2.2 billion of senior notes • Repurchased over 17 million common limited partner units • Redeemed $300 million of Series A Preferred units ● Utilized scale to grow core fuel distribution business and logistics business in April • Acquired the wholesale fuel distribution business and terminal assets from Superior Plus Corporation • Acquired 26 company-operated retail sites from 7-Eleven and converted into commission agent channel 3

Q1 2018 CONTINUING OPERATIONS RECONCILIATION Reconciliation of Net Income To Adjusted EBITDA Q1 2018 Q1 2018 Consolidated Continuing ($ in millions) Operations (1) Operations (2) Income (loss) from continuing operations ($78) ($78) Loss from discontinued operations, net of income taxes (237) Net income (loss) and comprehensive income (loss) (3) ($315) ($78) Depreciation, amortization and accretion 49 49 Interest expense, net 36 34 Income tax expense (benefit) 204 31 EBITDA ($26) $36 Non-cash compensation expense 3 3 Loss on disposal of assets and impairment charges 26 3 Loss on extinguishment of debt and other 129 109 Unrealized loss on commodity derivatives 0 0 Inventory adjustments (26) (25) Other non-cash adjustment 3 3 Adjusted EBITDA $109 $129 (1) Financial information presented reflects continuing and discontinued operations (2) Financial information presented reflects continuing operations of the wholesale segment and Q1 retail operations including 207 West Texas company-operated sites and 75 company-operated sites in Hawaii and along the New Jersey turnpike (3) Includes transition and transaction related expenses related to the sale of our retail assets to 7-Eleven and the conversion of our West 4 Texas locations to commission agent sites

GUIDANCE ON THE NEW BUSINESS MODEL

Operating Expenses	G&A Expenses	Rent Expenses	Cents Per Gallon	Maintenance Capital	Growth Capital
~$325 million	~$140 million	~$75 million	8.0 to 9.5 range	~$40 million	~$90 million
• We expect a significant reduction to our run rate expenses with the exit of the retail business	• The elimination of back office support required to run the retail business reduces run rate G&A expenses	• We expect rent expense for leased wholesale locations to be consistent over the long run	• Our range reflects the new business model with a significant fixed-fee contract • The range represents potential quarterly fluctuations but we expect to be at the high end of our range on an annual basis	• Maintenance capital will be focused on ensuring quality of operations	• Growth capital will be focused on profitably growing wholesale volumes • The exit of the retail business eliminates new-to-industry builds

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KEY INVESTMENT HIGHLIGHTS OF THE NEW BUSINESS MODEL 2 3 Significant Portfolio Of Economies Of Stable Income Scale Streams 1 Attractive Fuel Distribution Sector 5 4 Lean Capital Runway Of And Expense Diversified Structure With Growth A Disciplined Financial Strategy 6

SIGNIFICANT ECONOMIES OF SCALE TO THRIVE IN AN 1 & 2 ATTRACTIVE FUEL DISTRIBUTION SECTOR ● Fuel distribution sector remains robust • Fuel distribution margins have been attractive and stable • 2016 and 2017 U.S. gasoline demand was highest on record at 9.3 MBD (1) ● SUN is well positioned to capitalize on sector opportunities • Scale: Over 8 billion gallons a year • Purchase the majority of fuel at bulk and sell at branded prices • Brand Power and Options: Continue to sign up new Sunoco-branded dealers and distributors • Also one of largest distributors of Exxon, Chevron and Valero brands in U.S. ● Focus on fuel distribution makes SUN a compelling investment in a rising, flat or declining fuel demand environment • Rising • Higher fuel demand equates to more gallons sold and more opportunities • Flat or Declining • Growing excess of U.S. refining capacity provides support for fuel distribution…we are short in a long market • Fragmentation provides synergetic acquisition opportunities and allows SUN to further increase our market share (1) Source: U.S. Energy Information Administration 7

3 PORTFOLIO OF STABLE INCOME STREAMS

~ % of Gross Profit

Fuel ~70%[1]

Portfolio of Diversified Channels

- 7-Eleven: 15-year take or pay
- Dealers
- Commission agents
- Distributors
- Commercial accounts
- Transmix operations
- Other fuel sales (Aloha, turnpikes)



12.0¢
8.0¢
4.0¢
0.0¢
Average : 9.3¢
Minimum : 8.1¢
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18

Fuel margins[1] show stability over the past ~3 years

Rental ~15%[1]

Rental Income

- SUN leases, or subleases, locations to third-party operators
- Stable, long-term income

Other ~15%[1]

Other Income

- Includes merchandise income, franchise revenue, credit card services, terminals, and ethanol processing

(1) Gross profit percentages and fuel margins are adjusted for impact of 7-Eleven divestment, 7-Eleven fuel supply agreement and the West Texas commission agent arrangement

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4 LEAN CAPITAL AND EXPENSE STRUCTURE WITH A DISCIPLINED FINANCIAL STRATEGY

Maintain Disciplined Leverage Profile	Distribution Coverage	Balanced Financing Strategy	Capital And Overhead Light Model	Liquidity
Target ~4.5x – 4.75x Leverage Ratio	**Target ~1.1x Distribution Coverage**	**Invest In Projects That Support Leverage And Coverage Targets**	**Maintain Cost Efficient Model Through Growth**	**Maintain Credit Facility Availability And Secured Capacity**
• Expect leverage to reach target range in 2018 • Maintain leverage within the target range on a go forward basis	• Expect to maintain current distribution level on a go forward basis	• Projects evaluated using a ~50/50 capital structure • Investments must be NPV positive and accretive to distributable cash flow while maintaining leverage	• Maintenance capital requirements reduced by ~50% for 2018 • G&A costs reduced by ~50% for 2018	• Reduced reliance on secured debt provides greater financing flexibility • Monitor credit facility capacity and access to capital markets

SUNOCOLP

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5 RUNWAY OF DIVERSIFIED GROWTH Grow Core Manage Expand Into Fuels Logistics And Organic Growth Adjacent Sectors Distribution Business • Consolidation opportunities in • Obtain incremental business • Diversify into adjacent sectors a highly fragmented sector from existing customers to drive further income stability • The sector trades at reasonable • Leverage Sunoco brand as well acquisition multiples as other major fuel brands to • Capitalize on current large fuel sign up new customers distribution business to realize • Leverage scale to quickly synergies through acquisition realize material synergies of logistics assets (e.g., product terminals) • Utilize multi-channel strategy to optimize returns on acquired assets A long runway of growth while maintaining a disciplined financial strategy within our coverage and leverage targets 10

LIQUIDITY AND CAPITAL STRUCTURE Pro Forma Maturity Profile(1) ($ in millions) ● Strong liquidity position: $1.5 billion of undrawn commitments under revolving credit facility ● January 2018 refinancing activity strengthened balance sheet • Extended maturity profile by four years and lowered cost of fixed rate debt by almost 100 basis points $1,500 ● Reduced variable rate and secured debt $1,000 $800 ● Strengthened credit profile reflected in recent credit ratings $400 upgrades by S&P and Fitch 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Revolving Credit Facility Senior Notes As of 5/9/18 Current Yield - Maturity Balance(1) Bid to Worst $1.5bn Revolver Sep-19 $0 Other Debt - 113 Total Secured Debt $113 4.875% Senior Notes Jan-23 1,000 97.89 5.36% 5.500% Senior Notes Feb-26 800 96.51 6.07% 5.875% Senior Notes Mar-28 400 96.48 6.32% Total Debt $2,313 (Less) Cash and Cash Equivalents (98) Net Debt $2,215 Market Capitalization as of close on May 9, 2018 2,212 Enterprise Value $4,427 (1) Reflects Revolving Credit Facility 2019 maturity balance of $0 as of the end of Q1 2018; excludes $8 million in standby letters of credit outstanding 11